SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported) May 15, 2003







                            PENN-AMERICA GROUP, INC.
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            (Exact name of registration as specified in this charter)







         Pennsylvania                   0-22316               23-2731409
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                  19040
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600

Items 1-8.  None

Item 9.  Regulation FD Disclosure

On May 15, the Company, through its wholly owned insurance company subsidiaries, Penn-America Insurance Company and Penn-Star Insurance Company, filed Quarterly Statements with the Department of Insurance of Pennsylvania, their state of domicile, departments of insurance in other states where the Company does business, and with the National Association of Insurance Commissioners (the "NAIC").

The Company wishes to inform all interested parties that the Quarterly Statements are available from:

Pennsylvania Department of Insurance
1345 Strawberry Square
Harrisburg, PA  17120
Attn:  Kaushik Patel
(717) 787-5890

Penn-America Group, Inc.
420 S. York Road
Hatboro, PA  19040
Attn:  Stacey Manzo
(215) 443-3600

or from the Company's website:  www.penn-america.com

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PENN-AMERICA GROUP, INC.



Date:  May 15, 2003
                                 BY: /s/ Garland P. Pezzuolo
                                 Garland P. Pezzuolo
                                 (Vice President, Secretary and General Counsel)